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Registered No. 2014 - 348

NOTARIAL CERTIFICATE

Chungwa Law Firm

2F jaewoo B/D, 1597-4, Seocho-Dong
Seocho-Gu, Seoul, Korea

210mm X 297mm
보존용지(1종) 70g/㎡

Non-exclusive Execution Rights on Patent Technology Settlement & Registration Contract

Non-exclusive Execution Rights on Patent Technology Settlement & Registration Contract

Patent holder "TPT, Co., Ltd" (hereinafter referred to as, 'A') signs an agreement with executor "LEOMOTORS, INC" (hereinafter referred to as, 'B') under the terms as below, regarding the execution of the patent owned by 'A'.

TERMS

Article 1 (Purpose)

Purpose of this contract is to help 'A' define overall requirements for 'B' in setting non-exclusive execution rights of the patents (hereinafter referred to as, 'THIS PATENT'), which are written in article 2 and owned by 'A.'

Article 2 (Indication of the Patent Right)

'THIS PATENT', the purpose of this contract, includes 2 cases that are already patented and 2 cases that are in the patent evaluation. These 2 cases under evaluation shall be automatically included in 'THIS PATENT' immediately after receiving patents.

- Patent No. : 10-139215
- Invention Name: Electric wave shield equipment with effects including but not limited to electric field absorbing polyhedron shape materials.

- Patent No(Application No.: 10-2014-000928
- Invention Name: Electric wave shield equipment with effects including but not limited to electric field absorbing tube shape shield materials

- Application No. : 10-2014-0008529
- Invention Name: Electric Boiler that blocks leakage current

- Application No. : Application Number TBA
- Invention Name: TBA

Article 3 (Execution Right Permit, Technical Support)

Clause 1: 'A' shall sell non-exclusive execution license of 'this patents' solely to 'B.'

Clause 2: If 'B' shall request 'A' for technical support regarding the execution of 'THIS PATENT' to use or sell the product made from 'THIS PATENT', 'A' shall cooperate. Yet, 'B' shall be responsible for any expenses made regarding such actions.

Article 4 (Execution Right Limit, Patent Indication)
Clause 1: Under this contract, 'THIS PATENT' execution rights are limited to the followings.

1) Execution Period: 'B''s execution right on 'this patent' shall be valid for (10) years after the date that parties entered the agreement. If this contract reaches its termination, both parties shall re-enter the agreement without any changes in the agreement for free of charge.

2) Execution Right Type: Non-exclusive execution right

3) Execution Area: All countries

4) Applicable products: Automobile, Vessel, energy store equipment

Clause 2: 'B''s non-exclusive execution rights are limited to the use or sales of the above applicable products, and 'A' shall be responsible for product development, production, and delivery of 'THIS PATENT'. The responsible party for product development expenses shall be decided upon mutual consent of both parties. However, 'B' shall be responsible for developing and manufacturing the products invented by 'B' with its applied patent.

Clause 3: 'B' shall indicate patent number of 'THIS PATENT' on the product, wrapping, and catalog used or sold by 'B' with the execution of 'THIS PATENT'

Article 5 (Settlement & Registration of Execution Right)
'A' shall agree on 'B' to settle and register the non-exclusive execution right, given under this contract, with its (B's) expenses. Also, 'A' shall provide any required documents related to such action upon 'B''s request for free of charge.

Article 6 (Execution Fee)
'B' should pay the following execution fee to 'A' in exchange for the non-exclusive execution right under this contract.
- Amount: 2 million US stocks of LEOMOTORS, INC.
- Yet, if the above 2 million stocks shall not equal the market value of 200 million won (₩200,000,000) after 1 year from the contract date, 'B' shall re-buy 'A's 2 million stocks at the price of 200 million won (₩200,000,000).

Article 7 (Non-refundable Payment)
Clause 1: Under this contract, each party shall evaluate and set the patent's contents and rights under its judgment with responsibility. In addition,

regardless of any circumstances, technology fee that 'B' paid to 'A' shall not be refunded. However, if any patents of 'THIS PATENT' shall lose its registration, abide by this contract, the paid amount should be re-adjusted under the mutual consent of both parties within 3 months; in case the adjustment cannot be made, payment should be refunded.

Clause 2: 'A' does not guarantee that 'B' is not violating any third party's right while executing the patent right. 'A' shall not be responsible for any loss occurred to 'B' in executing this patent right including execution fee paid to the third party. However, 'A' shall provide support in best effort to 'B' so that it may successfully overcome such event.

Article 9 (Patent Management)

Clause 1: If any loss occurs to 'B' due to a third party violating 'THIS PATENT', 'B' may take necessary actions on its own expense to prevent such violation; meanwhile 'A' shall provide 'B' with all necessary support to prevent such violations.

Clause 2: 'A' shall provide all necessary support to help 'B', who is the executor of 'non-exclusive execution right' of 'THIS PATENT', to acquire compensation for the loss from the third party.

Clause 3: 'B' shall own any of 'B's applied patents developed from 'THIS PATENT,' and 'THIS PATENT' shall not interfere with 'B''s rights.

Clause 4: If 'A' shall dismiss or endorse 'THIS PATENT' to a third party during contract period, 'B' has the priority to take over the right.

Article 10 (Confidentiality)

Clause 1: 'B' shall not disclose any confidential information regarding 'THIS PATENT' to others.

Clause 2: If 'B' shall violate the above clause 1, 'A' may immediately terminate the contract and file a compensation claim for its loss with an objective proof of violation.

Article 11 (Contract Termination Etc)

Clause 1: If the following events shall occur to 'A', 'B' may request 'A' to amend it within 14 days. If such are not amended within the given period, 'B' shall have the right to terminate the contract in a written form.

1) If 'THIS PATENT' technology shall differ from the technology executed for its technology value evaluation process.

2) If 'THIS PATENT' shall become invalid due to 'A''s fault.

3) If 'A' shall not provide utmost non-exclusive execution right to use 'THIS PATENT' on Automobile, Vessel and energy storage equipment.

4) If the contract cannot be continued due to reconciliation, consolidation, and bankruptcy etc. of 'A's main assets.

5) If 'A''s patent does not guarantee the shield function for leakage at the time of drowning

6) If the contract cannot be resumed due to other significant issues

Clause 2: If the following events shall occur to 'B', 'A' may request 'B' to amend it within 14 days. If such are not amended within the given period, 'A' shall have the right to terminate the contract in a written form.

1) If 'B' does not execute the responsibilities stated on article 5
2) If the contract cannot be continued due to reconciliation, consolidation, and bankruptcy etc. of 'B's main assets.
3) If the contract cannot be resumed due to other significant issues

Article 12 (Force Majeure)
While executing the contract, if any damage or loss shall occur to the other party because of natural disaster or force majeure but not of one's intentional error, mistake or negligence, a party shall not be responsible to compensate the other party's loss.

Article 13 (Resolution of Dispute)
In case dispute or disagreement shall occur regarding this contract or each party's execution of responsibilities, 'A' and 'B' should try their best to resolve the issue with mutual consent. If such dispute or disagreement are not resolved, it shall be resolved at the district court where 'A's headquarter is located, under the law of the country where A's headquarter is located.

Article 14 (Effect of the Contract)

Clause 1: The contract is in effect from the date that 'B' paid the execution fee after both parties signed or wrote name on the contract.

Clause 2: The contract defines the basic affairs regarding the technology execution between 'A' and 'B', and it is superior to the all documents between 'A' and 'B'. Also, other agreements or contracts related to this contract are not valid unless they are stated in this contract or it has a signature of the rightful party in a written form.

Article 15 (Interpretation)
If parties shall encounter disagreement on the interpretation of this contract, or if there is a content that is not stated in the contract, those shall be resolved through mutual agreement between both parties.

As a proof of agreement, 2 copies of the contract shall be made, and each party's representative shall sign or write their names on it and each party shall keep 1 copy.

Attachment:
1. 1 copy of Incorporation Seal ledger of 'A' and "B"
2. 1 copy of Business Registration of 'A' and "B"

September 19, 2014

「A」 Patent holder
Company name: TPT Co., Ltd
Business registration number : 311-81-25502
Address: #288-24 Gahwa-ro Hapdeok-eup, Dangjin-si, Chungcheongnam-do, Korea
CEO: Young Sin Kwak

「B」 Executor
Company name: LEOMOTORS, INC.
Business ID : NV20121203903
Address: 3887, PACIFIC STREET, LAS VEGAS, NEVADA, USA
co-CEO: Si Chul Kang / co-CEO: Jun Heong Park

특허기술 통상실시권
설정등록 계약서

특허기술 통상실시권 설정등록 계약서

특허권자 "주식회사 티피티" (이하 '갑' 이라 함)와
실시권자 "LEOMOTORS,INC."(이하 '을' 이라 함)는 '갑' 이 권리를
보유하고 있는 특허의 실시와 관련하여 다음과 같이 계약을 체결한다.

다 음

제1조 (목적)

본 계약은 '갑' 이 '을' 에 대해서, '갑' 소유인 제2조에 기재된 특허권들(이하 '본건 특허' 라함)에 대해 통상실시권을 설정함에 있어 필요한 제반사항을 정함을 그 목적으로 한다.

제2조(특허권의 표시)

계약의 목적이 되는 '본 건 특허' 들의 내용은 다음과 같이 특허가 나온 2건과 특허 심사 중인 2건을 포함하며, 심사 중인 2건은 특허가 나오는 즉시 '본 건 특허' 에 자동 포함 된다.

- 특허번호 : 10-139215
- 발명의 명칭 : 전기장 흡인 효과를 가지는 다면체형 부재 및 이를 포함하는 전자파 차폐장치

- 특허번호 : (출원번호 : 10-2014-000928)
- 발명의 명칭 : 전기장 흡인 효과를 가지는 튜브형 차폐 부재 및 이를 포함하는 전자파 차폐장치

- 출원번호 : 10-2014-0008529
- 발명의 명칭 : 누설 전류 차단을 위한 전기적 보일러

- 출원번호 : 추후 출원번호 기록 예정
- 발명의 명칭 : 추후 기록 예정

제3조 (실시권의 허락, 기술지원)

1항 : '갑' 은 '을' 에 대하여 '을' 이 '본건 특허' 들에 대한 독점적 통상 실시권을 매각한다.

2항 : '을' 이 '본 건 특허' 를 실시하여 제품을 사용 또는 판매함에 있어서 '갑' 에게 '본 건 특허' 들의 실시와 관련된 기술지원을 요청할 경우 '갑' 은 이에 협력한다. 단, 이에 소요되는 비용은 '을' 의 부담으로 한다.

제4조 (실시권의 범위, 특허표시)

1항 : 본 계약에 따른 '본 건 특허' 들의 실시권 허여 범위는 다음과 같다.

1) 실시기간 : '본건 특허' 에 대한 '을' 의 실시권은 계약체결일로부터 (10)년 간 존속하며, 계약만료시에 본 계약서의 내용변경 없이 무상으로 재계약한다.

2) 실시권의 종류 : 통상실시권

3) 실시지역 : 전 세계

4) 적용제품범위 : 자동차, 선박, 에너지 저장장치

2항 : '을' 의 통상 실시권의 범위는 위 적용제품범위의 사용 또는 판매에 한하며, '본 건 특허' 들에 관한 제품 개발 및 생산, 납품은 '갑' 이 하며, 제품 개발에 따른 비용은 쌍방이 별도로 합의한다. 단, '본 건 특허' 와 관련하여 '을' 이 발명하는 응용특허를 통하여 생산 된 제품의 개발 및 생산은 '을' 이 한다.

3항 : '을' 은 '본 건 특허' 들을 실시하여 사용 또는 판매하는 제품, 포장, 카탈로그 등에 '본 건 특허' 들의 특허번호를 표시 하여야 한다.

제5조 (실시권의 설정등록)

'갑' 은 '을' 이 자기(을)의 비용으로 본 계약에 의해 허락된 통상실시권을 설정 등록하는 것에 동의하고, '을' 의 청구권에 따라 이에 필요한 서류를 무상으로 제공하여야 한다.

제6조(실시료)

'을' 은 본 계약에 따른 통상 실시권에 대한 대가로 '갑' 에게 다음과 같은 실시료를 지급하여야 한다.

- 금액 : LEOMOTORS, INC.의 미국 주식 200만주
- 단, 위 200만주의 주식이 계약일로부터 1년 지난 시점에서 시장가로서 금 이 억원(₩200,000,000)의 평가가 되지 못할 시에는 '을' 이 '갑' 의 주식 200만주를 금 이 억원(₩ 200,000,000)을 지불하고 재 매입한다.

제7조 (대가의 불반환)

1항 : 본 계약 상 특허권의 내용 및 권리성 등에 대한 판단 및 결정은 각 당사자의 책임과 판단 하에 이루어지고, 이에 더하여 '을' 이 본 계약에 따라 '갑' 에게 지급한 기술료 등은 어떠한 경우에도 반환하지 않는 것으로 한다. 단, 행정 또는 법률상의 이유로 '본 건 특허' 들 중 단 한건이라도 등록이 취소 될 경우 본 계약에 따라 지급 된 금액은 양사의 협의를 거쳐 3개월 이내에 금액을 재조정하거나 조정이 불가할 경우에는 반환한다.

2항 : '갑' 은 '을' 의 특허권의 실시가 제3자의 권리를 침해하지 않는다는 것을 보증하는 것은 아니며, 그 실시에 의하여 '을' 에게 발생한 제3자에 대한 실시료 지불을 포함하는 '을' 의 어떠한 손실에도 책임을 지지 아니한다. 다만, '갑' 은 '을' 이 이를 성공적으로 극복할 수 있도록 최선을 다하여 지원한다.

제9조 (특허의 관리)

1항 : 제3자가 '본 건 특허' 들을 침해하여 '을' 의 손해가 생길 경우, '을' 은 자신의 비용으로 침해 배제에 필요한 조치를 취할 수 있으며, '갑' 은 '을' 에게 침해 배제에 필요한 모든 협조를 제공한다.

2항 : '본 건 특허 통상실시권' 의 권리자인 '을' 이 손해배상을 제3자에 요청하여 받을 수 있도록 '갑' 은 모든 필요한 협조을 제공한다.

3항 : 본 건 특허' 로 인해 개발된 '을' 의 응용특허는 '을' 의 소유이며, 본 건 특허' 에 의해 그 권리를 침해당하지 않는다.

4항 : '갑' 은 계약기간 동안 '본 건 특허' 들을 포기하거나 제3자에게 양도

할 경우 , '을' 이 우선적으로 양수할 수 있는 권리을 갖는다.

제10조 (비밀유지 의무)

1항 : '을' 은 '본건 특허' 들과 관련한 비밀정보를 타인에게 누설하여서는 안 된다.

2항 : '갑' 은 '을' 이 전항의 규정에 위반했다고 인정할 때에는 이를 객관적으로 증명한 후 즉시 본 계약을 해제하고 손해 배상을 청구할 수 있다.

제11조 (계약의 해지 등)

1항 : '갑' 에게 다음 각 호의 사유가 발생한 경우 '을' 은 14일의 기간을 정하여 이의 시정을 요구할 수 있고, 그 기간 내에 시정이 이루어지지 않는 경우에는 서면으로 본 계약을 해지 할 수 있는 권한을 가진다.

1) 기술가치평가 과정에서 실시 된 '본 건 특허' 들와 기술의 내용이 상이 할 경우

2) '갑' 의 귀책사유로 인하여 '본 건 특허' 들이 무효화 된 경우

3) '갑' 이 '본 건 특허' 들의 자동차, 선박, 에너지저장장치의 통상 실시권을 성실히 부여하지 않은 경우

4) '갑' 주요재산에 대한 화의, 회사정리, 파산 등의 개시로 더 이상 계약유지가 곤란한 경우

5) '갑' 의 특허가 침수 시 누설 기능 차폐기능이 보장되지 않는 경우.

6) 기타 본 계약을 수행하기 어려운 중대한 사유가 발생한 경우

2항 : '을' 에게 다음 각 호의 사유가 발생한 경우 '갑' 은 14일의 기간을 정하여 이의 시정을 요구할 수 있고, 그 기간 내에 시정이 이루어지지 않는 경우에는 서면으로 본 계약을 해지 할 수 있는 권한을 가진다.

1) 제5조 '을' 의 의무를 이행치 않는 경우

2) '을' 의 주요재산에 대한 화의, 회사정리, 파산 등의 개시로 더 이상 계약 유지가 곤란한 경우

3) 기타 본 계약을 수행하기 어려운 중대한 사유가 발생한 경우

제12조 (불가항력)

본 계약의 어느 일방도 본 계약을 이행함에 있어 천재지변 또는 불가항력으로 발생하거나 기타 일방의 고의, 과실 또는 태만에 의하지 아니한 하자로 인하여 발생한 여하한 성격의 손실 또는 손해에 대하여도 그 일방은 상대방에게 책임을 지지 아니한다.

제13조 (분쟁해결)

본 계약과 관련하여 혹은 쌍방의 의무이행과 관련하여 분쟁이나 이견이 발생하는 경우 '갑' 과 '을' 은 이를 상호 협의하여 원만히 해결토록 노력하여야 하며, 이러한 분쟁이나 이견이 해결되지 않은 경우에는 '갑' 의 본점이 소재하고 있는 국가의 법으로 하며 법원의 관할은 '갑' 의 본점소재지 관할 법원으로 한다.

제14조(계약의 효력)

1항 : 본 계약의 효력은 쌍방이 계약서에 서명 또는 기명 날인 한 후 '을' 이 실시료를 지급 한 날 부터 유효하다.

2항 : 본 계약은 '갑' 과 '을' 간 기술실시에 관한 기본적인 사항을 규정한 것으로 이전에 '갑' 과 '을' 간의 모든 문서에 우선한다. 또한 본 계약과 관련 있는 다른 협의나 계약은 이 계약서에 언급되고 서면으로 작성되어 권한 있는 당사자의 서명이 없는 한 그 효력이 없다.

제15조 (해석)

본 계약에 명기되지 아니하거나 본 계약상의 해석상 이의가 있는 사항에 대하여는 쌍방의 합의에 의하여 결정한다.

본 계약의 체결을 증명하기 위하여 본 계약서 2통을 작성하여 양 당사자가 각 서명 또는 기명날인을 한 후 각각 1통씩 보유하기로 한다.

첨부 : 1. "갑" 과 "을" 의 법인인감증명서 1부
2. "갑" 과 "을" 의 사업자등록증 사본 1부

2014년 09월 19일

『갑』 특허권자

회 사 명 : 주식회사 티피티

사업자등록번호 : 311-81-25502

주 소 : 충남 당진시 합덕읍 가화로 288-24

대 표 이 사 : 곽 영 신 (인)

『을』 실시권자

회 사 명 : LEOMOTORS, INC.

Business ID : NV20121203903

주 소 : 3887, PACIFIC STREET, LAS VEGAS, NEVADA, USA

공동대표이사 : 강 시 철 (서명) 공동대표이사 : 박 준 형 (서명)

서울특별시 서초구 서초동 1597-4
재우빌딩 2층
[별지 제45호서식]

공증 인가 법무법인 청와

(전화) 02)6713-0511~2
(팩스) 02)534-0084

위 번역문은 원문과 상위없음을 서약 합니다.

2014년 09월 23일

서약인 김 형 구 (seal)

I swear that the attached translation is true to the original.

23, Sep. 2014

Signature HYEONG KOO KIM

등부 2014 년 제 348호

인 증

위 김 형 구------------------은 본 공증인의 면전에서 위 번역문이 원문과 상위없음을 확인하고 서명날인 하였다.

2014년 09월 23일
이 사무소에서 위 인증한다.

Registered No. 2014-348

Notarial Certificate

KIM HYEONG KOO-------- personally appeared before me, confirmed that the attached translation is true to the original and subscribed his(her) name.

This is hereby attested on this 23rd day of Sep. 2014 at this office.

공증 인가 법무법인 청와
서울중앙지방검찰청

서울특별시 서초구 서초동 1597-4
재우빌딩 2층

공증담당변호사

Chungwa Law Firm
Seoul Central
District Prosecutor's Office

2F jaewoo B/D, 1597-4, Seocho-Dong
Seocho-Gu, Seoul, Korea

Signature of the Notary Public
Kim Jun Dong

본 사무소는 인가번호 제2007-16호에 의거하여 2007년 06월 12일 법무부 장관으로부터 공증인 업무를 행할 것을 인가 받았다.

This office has been authorized by the Minister of Justice, the Republic of Korea, to act as Notary Public Since 12, Jun. 2007 Under Law No.2007-16.

210mm X 297mm
보존용지(1종) 70g/㎡